   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 27, 2007.



                                                     REGISTRATION NO. 333-113073


================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                                   ----------

                        BROOKFIELD PROPERTIES CORPORATION
             (Exact name of registrant as specified in its charter)

                  CANADA                               NOT APPLICABLE
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
      incorporation or organization)

                                   ----------


                                BROOKFIELD PLACE
                                 181 BAY STREET
                                    SUITE 330
                        TORONTO, ONTARIO, CANADA M5J 2T3
                                 (416) 359-8600
                    (Address of principal executive offices)


                                   ----------

               BROOKFIELD PROPERTIES CORPORATION SHARE OPTION PLAN
                            (Full title of the plan)

                                   ----------

                                    TORYS LLP
                                 237 PARK AVENUE
                               NEW YORK, NY 10017
                            ATTENTION: ANDREW J. BECK
                                 (212) 880-6000
                      (Name, address and telephone number,
                   including area code, of agent for service)

                                   ----------

================================================================================

                                EXPLANATORY NOTE


          This Post-Effective Amendment to Brookfield Properties Corporation's ("Brookfield") Registration Statement on Form S-8 (File No. 333-113073) (the "Registration Statement"), which relates to Brookfield's Share Option Plan, is filed by Brookfield pursuant to Rule 416(b) under the Securities Act of 1933, as amended, to reflect: (i) a 50% increase in the number of common shares, no par value, of Brookfield covered by the Registration Statement as a result of Brookfield's three-for-two stock split effected in the form of a stock dividend payable on March 31, 2005, and (ii) a subsequent 50% increase in the number of common shares, no par value, of Brookfield as a result of Brookfield's three-for-two stock split payable on May 22, 2007. Pursuant to Rule 416(a) under the Securities Act, the Registration Statement is also amended to cover any additional common shares that may be issued under Brookfield's Share Option Plan to prevent dilution resulting from any subsequent stock split, stock dividend or similar transaction.



          The contents of the Registration Statement are hereby incorporated by reference pursuant to General Instruction E to Form S-8.


                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


          The documents containing the information specified in Part I of Form S-8 are not required to be filed with the SEC either as part of this registration statement or as prospectuses or prospectus supplements pursuant to the Note to Part I of Form S-8 and Rule 424 under the Securities Act of 1933. The information required in the Section 10(a) prospectus is included in documents being maintained and delivered by Brookfield as required by Part I of Form S-8 and by Rule 428 under the Securities Act of 1933.


                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.


          Not required to be filed with this Registration Statement pursuant to General Instruction E to Form S-8.


ITEM 4.   DESCRIPTION OF SECURITIES.


          Not required to be filed with this Registration Statement pursuant to General Instruction E to Form S-8.


ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

          Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS.


          Not required to be filed with this Registration Statement pursuant to General Instruction E to Form S-8.


ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

          Not applicable.

ITEM 8.   EXHIBITS.

          A list of exhibits included as part of this Registration Statement is set forth in the Exhibit Index to this Registration Statement.

ITEM 9.   UNDERTAKINGS.


          Not required to be filed with this Registration Statement pursuant to General Instruction E to Form S-8.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Post-Effective Amendment on Form S-8 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York on the 20th day of December, 2007.


                                        BROOKFIELD PROPERTIES CORPORATION


                                        By: /s/ RICHARD B. CLARK
                                            ------------------------------------
                                            Name: Richard B. Clark
                                            Title: President and Chief Executive
                                                   Officer


          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on December 20, 2007:



SIGNATURE                                                 TITLE
---------                               ----------------------------------------


/s/ RICHARD B. CLARK                    President and Chief Executive Officer
-------------------------------------   and Director
Richard B. Clark                        (principal executive officer)


/s/ BRYAN K. DAVIS                      Senior Vice President and Chief
-------------------------------------   Financial Officer
Bryan K. Davis                          (principal financial and accounting
                                        officer)


*                                       Chairman of the Board of Directors
-------------------------------------
Gordon E. Arnell


*                                       Director
-------------------------------------
William T. Cahill


*                                       Director
-------------------------------------
Jack L. Cockwell


*                                       Director
-------------------------------------
J. Bruce Flatt


                                        Director
-------------------------------------
Roderick D. Fraser


*                                       Director
-------------------------------------
Paul D. McFarlane


                                        Director
-------------------------------------
Allan S. Olson



                                        Director
-------------------------------------
Linda D. Rabbitt


                                        Director
-------------------------------------
Robert L. Stelzl


                                        Director
-------------------------------------
Diana L. Taylor


*                                       Director
-------------------------------------
John E. Zuccotti

*By: RICHARD B. CLARK
     --------------------------------
     Name: Richard B. Clark
     Title: Attorney-in-fact

                            AUTHORIZED REPRESENTATIVE


          Pursuant to the requirements of the Securities Act of 1933, the undersigned has signed this Post-Effective Amendment to the Registration Statement, solely in the capacity of the duly authorized representative of Brookfield Properties Corporation in the United States, on December 20, 2007.


                                        TORYS LLP


                                        By: /s/ ANDREW J. BECK
                                            ------------------------------------
                                            Name: Andrew J. Beck
                                            Title: Partner

                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION OF EXHIBIT
-------   ----------------------
   4.1    Certificate and Articles of Amendment, as amended to date, incorporated by reference to exhibit 99.1 to the Company's Form 6-K filed with the Commission on September 7, 2007

   4.2    The Company's Amended and Restated Share Option Plan

   5.1    Opinion of Torys LLP

  23.1    Consent of Deloitte & Touche LLP

  23.2    Consent of Torys LLP (contained in Exhibit 5.1)

  24.1    Powers of Attorney*

*    Previously filed